 Exhibit 99.1

Everyday Health Reports Record Full Year and Fourth Quarter 2015 Financial Results

NEW YORK – March 1, 2016 – Everyday Health, Inc. (NYSE: EVDY), a leading provider of digital health marketing and communications solutions, today announced financial results for the fourth quarter and full year ended December 31, 2015.

For the full year 2015:

•	Total revenue grew 26% year-over-year.
•	Revenue from the top 30 strategic advertisers increased 30% year-over-year.
•	Pharma revenue grew 30% year-over-year.
•	Adjusted EBITDA increased 27% year-over-year.

For the fourth quarter:

•	Total revenue grew 30% year-over-year.
•	Revenue from the top 30 strategic advertisers increased 42% year-over-year.
•	Pharma revenue grew 28% year-over-year.
•	Adjusted EBITDA increased 39% year-over-year.

“In 2015, we made great strides in building the leading marketing platform for the healthcare sector,” said Ben Wolin, Co-Founder and CEO of Everyday Health. “We dramatically expanded our market opportunity, diversified our customer base and invested in our sales capabilities to better serve our customers. We now provide innovative solutions to pharma companies, CPG marketers, hospital systems and health insurers, and we can help all of these customers achieve their most important strategic objectives.”

Financial Highlights

For the twelve months ended December 31, 2015:

•	Total revenue was $232.0 million, a 26% increase from the prior year period.
o	Advertising and sponsorship revenue was $209.1 million, a 26% increase from the prior year period.
o	Premium services revenue, which now includes SaaS fees from hospital systems, was $22.9 million, a 28% increase from the prior year period.

•	Adjusted EBITDA was $45.6 million, a 27% increase from the prior year period.

•	Net income on a non-GAAP basis was $20.0 million, compared to non-GAAP net income of $17.4 million in the prior year period. Earnings per share on a non-GAAP basic and diluted basis was $0.63 and $0.60, compared to $0.72 and $0.65, respectively, in 2014. A description of the non-GAAP calculations and reconciliation to comparable GAAP measures is provided in the accompanying tables entitled “Adjusted EBITDA Reconciliation” and “Reconciliation of Non-GAAP Net Income.”

•	Net loss on a GAAP basis was $(11.6) million, compared to net income of $12.7 million in the prior year period before the impact of the non-cash, one-time deemed dividend of $8.1 million associated with the conversion of the Company's Series G preferred stock at the time of its initial public offering. Loss per share on a GAAP basic and diluted basis was $(0.36), compared to earnings per share of $0.52 and $0.47, respectively, in 2014 before the Series G deemed dividend.

•	Cash flow from operations was $20.9 million, up from $20.0 million in 2014.

For the three months ended December 31, 2015:

•	Total revenue was $81.7 million, a 30% increase from the prior year period.

o	Advertising and sponsorship revenue was $72.9 million, a 24% increase from the prior year period.

o	Premium services revenue, including SaaS fees, was $8.8 million, a 116% increase from the prior year period.

•	Adjusted EBITDA was $26.1 million, a 39% increase from the prior year period.

•	Net income on a non-GAAP basis was $19.5 million, compared to non-GAAP net income of $13.9 million in the prior year period. Earnings per share on a non-GAAP basic and diluted basis was $0.60 and $0.59, respectively, compared to $0.45 and $0.42, respectively, in the fourth quarter of 2014. A description of the non-GAAP calculations and reconciliation to comparable GAAP measures is provided in the accompanying tables entitled “Adjusted EBITDA Reconciliation” and “Reconciliation of Non-GAAP Net Income.”

•	Net income on a GAAP basis was $7.5 million, compared to net income of $21.2 million in the prior year period. Earnings per share on both a GAAP basic and diluted basis was $0.23, compared to $0.68 and $0.64, respectively, in the fourth quarter of 2014.

“We delivered record results in 2015, with total revenue and Adjusted EBITDA each growing in excess of 25% over 2014,” said Brian Cooper, CFO of Everyday Health. “The strategic investments we have made will drive further growth in 2016, and we remain confident in our ability to achieve our long term growth and profitability targets.”

Financial Outlook

For the first quarter of 2016 and the full year 2016, the Company anticipates achieving financial results as set forth below:

First Quarter of 2016
Total Revenue	$47.0 million – $51.0 million
Advertising & Sponsorship Revenue	$43.0 million – $47.0 million
Adjusted EBITDA	$(0.5) million – $0.5 million

Full Year 2016
Total Revenue	$250.0 million – $260.0 million
Advertising & Sponsorship Revenue	$233.0 million – $243.0 million
Adjusted EBITDA	$43.6 million – $47.6 million

Earnings Teleconference Information

The Company will discuss its fourth quarter and full year 2015 financial results and business outlook during a teleconference today, March 1, 2016, at 4:30 PM ET. The conference call can be accessed at (877) 201-0168 or (647) 788-4901 (International), conference ID# 49703128 or via live webcast at http://ir.everydayhealth.com.

Following completion of the call, a recorded replay of the webcast will be available on Everyday Health’s website. To listen to the telephone replay, call toll-free (855) 859-2056 or (404) 537-3406 (International), conference ID# 49703128. The telephone replay will be available from 7:30 PM ET March 1, 2016 through 11:59 PM ET March 8, 2016. Additional investor information can be accessed at http://ir.everydayhealth.com.

About Everyday Health, Inc.

Everyday Health, Inc. (NYSE: EVDY) is a leading provider of digital health marketing and communications solutions. Everyday Health attracts a large and engaged audience of consumers and healthcare professionals to its premier health and wellness properties, and utilizes its data and analytics expertise to deliver highly personalized content experiences and efficient and effective marketing and engagement solutions. Everyday Health enables consumers to manage their daily health and wellness needs, healthcare professionals to stay informed and make better decisions for their patients, and marketers, health payers and providers to communicate and engage with consumers and healthcare professionals to drive better health outcomes. Everyday Health's content and solutions are delivered through multiple channels, including desktop, mobile web, and mobile phone and tablet applications, as well as video and social media.

Safe Harbor Provision

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “enable,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding our future financial performance set forth under the heading “Financial Outlook.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: our ability to attract and retain users to our properties; our ability to attract and retain customers; the timing and amount of advertising spending by our current and future customers; our ability to effectively integrate the acquisitions that we make; our ability to enter into new, or extend existing, partnership arrangements; our ability to successfully pursue opportunities in the broader health and wellness sectors; as well as those factors contained in the “Risk Factors” section of our SEC filings. All information in this release is as of March 1, 2016. Except as required by law, we undertake no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in our expectations.

Use of Non-GAAP Financial Measures

To supplement the financial measures presented in the Company’s press release and related conference call or webcast in accordance with accounting principles generally accepted in the United States ("GAAP"), we also present the following non-GAAP measures of financial performance: Adjusted EBITDA, non-GAAP net income, and non-GAAP net income per share ("EPS").

A "non-GAAP financial measure" refers to a numerical measure of the Company’s historical or future financial performance, financial position, or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements. The Company provides certain non-GAAP measures as additional information relating to its operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of the Company’s liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare the Company’s performance to that of other companies.

The Company has presented Adjusted EBITDA, non-GAAP net income and non-GAAP EPS as non-GAAP financial measures in this press release. We define Adjusted EBITDA as net income (loss) plus: interest expense, net; income tax provision (benefit); depreciation and amortization expense; stock-based compensation expense; compensation expense related to acquisition earnout and retention bonus arrangements; write-offs of unamortized deferred financing and other debt extinguishment costs; executive transition and reduction in force charges; contract settlement charges; asset impairment and other charges; and preferred stock warrant mark-to-market adjustments. We define non-GAAP net income as net income (loss), plus non-cash stock-based compensation expense, compensation expense related to acquisition earnout and retention bonus arrangements, income tax provision (benefit), and other unusual or significant adjustments such as the write-off of deferred financing costs and other debt extinguishment costs, executive transition and reduction in force charges, contract settlement charges, asset impairment and other charges, and the preferred stock warrant mark-to-market adjustment. We define non-GAAP EPS as non-GAAP net income, divided by weighted-average shares outstanding, which reflects the issuance of the shares sold in the Company’s IPO, which closed on April 2, 2014, as well as the conversion of all outstanding shares of preferred stock into common stock in connection with the IPO.

The Company believes the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of the Company’s core operations or do not require a cash outlay, such as stock-based compensation. Our management uses these non-GAAP financial measures when evaluating the Company’s operating performance and for internal planning and forecasting purposes. The Company believes that these non-GAAP financial measures help indicate underlying trends in the Company’s business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing the Company’s operating performance.

Source: Everyday Health

Investor Relations Contact:

Melanie Goldey, SVP, Strategic Planning & IR

(646) 728-9768

ir@everydayhealthinc.com

EVERYDAY HEALTH, INC.

Consolidated Balance Sheets

(in thousands, except share and per share data)

	December 31,
	2015 (unaudited)	2014
Assets
Current assets:
Cash and cash equivalents	$30,097	$50,729
Accounts receivable, net of allowance for doubtful accounts of $909 and $637 as of December 31, 2015 and 2014, respectively	90,356	68,007
Prepaid expenses and other current assets	4,662	5,529
Total current assets	125,115	124,265
Property and equipment, net	28,565	25,502
Goodwill	165,271	127,115
Intangible assets, net	43,746	30,716
Other assets	6,901	5,237
Total assets	$369,598	$312,835

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$38,563	$31,722
Deferred revenue	8,655	6,740
Current portion of long-term debt	6,775	3,000
Other current liabilities	11,890	965
Total current liabilities	65,883	42,427
Long-term debt	104,281	87,000
Deferred tax liabilities	7,570	6,017
Other long-term liabilities	11,595	4,105
Stockholders’ equity:
Preferred stock, $0.01 par value: 10,000,000 shares authorized at December 31, 2015 and 2014; no shares issued and outstanding at December 31, 2015 and 2014	-	-
Common stock, $0.01 par value: 90,000,000 shares authorized at December 31, 2015 and 2014; 32,707,606 and 31,489,196 shares issued and outstanding at December 31, 2015 and 2014, respectively	327	314
Treasury stock	(55)	(55)
Additional paid-in capital	310,727	292,117
Accumulated deficit	(130,730)	(119,090)
Total stockholders’ equity	180,269	173,286
Total liabilities and stockholders’ equity	$369,598	$312,835

EVERYDAY HEALTH, INC.

Consolidated Statements of Operations

(in thousands, except share and per share data, unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2015	2014	2015	2014
Revenues:
Advertising and sponsorship revenues	$72,900	$58,981	$209,093	$166,465
Premium services revenues	8,798	4,068	22,898	17,860
Total revenues	81,698	63,049	231,991	184,325
Operating expenses:
Cost of revenues	23,284	15,908	66,923	49,296
Sales and marketing	22,464	13,956	74,761	48,605
Product development	16,968	12,088	55,920	44,541
General and administrative	9,608	8,816	39,487	30,041
Total operating expenses	72,324	50,768	237,091	172,483
Income (loss) from operations	9,374	12,281	(5,100)	11,842
Interest expense, net	(1,428)	(763)	(5,236)	(3,711)
Other expense	-	-	-	(4,114)
Income (loss) from operations before (provision) benefit for income taxes	7,946	11,518	(10,336)	4,017
(Provision) benefit for income taxes	(494)	9,669	(1,304)	8,666
Net income (loss)	7,452	21,187	(11,640)	12,683
Series G preferred stock deemed dividend	-	-	-	(8,079)
Net income (loss) attributable to common stockholders	$7,452	$21,187	$(11,640)	$4,604

Net income (loss) attributable to common stockholders per common share:
Basic	$0.23	$0.68	$(0.36)	$0.19
Diluted	$0.23	$0.64	$(0.36)	$0.17

Weighted-average common shares outstanding:
Basic	32,482,159	31,076,588	31,977,246	24,259,395
Diluted	32,904,143	32,977,544	31,977,246	26,911,782

EVERYDAY HEALTH, INC.

Consolidated Statements of Cash Flows

(in thousands)

	Twelve months ended December 31,
	2015 (unaudited)	2014
Cash flows from operating activities
Net income (loss)	$(11,640)	$12,683
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	20,408	14,943
Provision for doubtful accounts	326	315
Stock-based compensation	10,936	9,100
Amortization and write-off of financing costs	540	4,389
Asset impairment charge	1,416	-
(Benefit) provision for deferred income taxes	952	(9,071)
Changes in operating assets and liabilities:
Accounts receivable	(17,490)	(12,437)
Prepaid expenses and other current assets	982	1,489
Accounts payable and accrued expenses	5,420	(1,942)
Deferred revenue	1,183	(68)
Other current liabilities	154	58
Other long-term liabilities	7,759	581
Net cash provided by operating activities	20,946	20,040
Cash flows from investing activities
Additions to property and equipment, net	(14,481)	(14,754)
Proceeds from sale of business	-	400
Payment for businesses purchased, net of cash acquired	(47,316)	(65,000)
Payment of security deposits and other assets	(1,413)	131
Net cash used in investing activities	(63,210)	(79,223)
Cash flows from financing activities
Net proceeds from common stock issuance	-	70,622
Proceeds from the exercise of stock options	2,633	7,939
Repayments of principal under former revolver credit facility	-	(30,000)
Repayment of principal under former term loan facility	-	(41,333)
Borrowings under revolver credit facility	25,000	62,300
Repayment of principal under revolver credit facility	(10,000)	(32,300)
Borrowings under term loan facility	8,500	61,000
Repayment of principal under term loan facility	(2,444)	(1,000)
Principal payments on capital lease obligations	(642)	(659)
Tax withholdings related to net share settlements of restricted stock units	(623)	-
Payments of credit facility financing costs	(792)	(2,899)
Net cash provided by financing activities	21,632	93,670
Net increase (decrease) in cash and cash equivalents	(20,632)	34,487
Cash and cash equivalents, beginning of period	50,729	16,242
Cash and cash equivalents, end of period	$30,097	$50,729

EVERYDAY HEALTH, INC.

Adjusted EBITDA Reconciliation

(in thousands, unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2015	2014	2015	2014
Adjusted EBITDA	$26,132	$18,747	$45,644	$36,019

Less:
Interest expense, net	1,428	763	5,236	3,711
Income tax provision (benefit)	494	(9,669)	1,304	(8,666)
Depreciation and amortization expense	5,251	4,114	20,408	14,943
Stock-based compensation expense	2,720	2,352	10,936	9,100
Warrant mark-to-market adjustment	-	-	-	252
Compensation expense related to acquisition earnout and retention bonuses	7,382	-	11,968	135
Write-off of unamortized deferred financing costs	-	-	-	3,861
Executive transition and reduction in force severance charges	769	-	3,655	-
Contract settlement charge	-	-	1,725	-
Asset impairment and other charges	636	-	2,052	-
Net Income (loss)	$7,452	$21,187	$(11,640)	$12,683

EVERYDAY HEALTH, INC.

Reconciliation of Non-GAAP Net Income

(in thousands, except share and per share data, unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2015	2014	2015	2014
Net Income (loss)	$7,452	$21,187	$(11,640)	$12,683

Stock-based compensation expense	2,720	2,352	10,936	9,100
Income tax provision (benefit)	494	(9,669)	1,304	(8,666)
Warrant mark-to-market adjustment	-	-	-	252
Compensation expense related to acquisition earnout and retention bonuses	7,382	-	11,968	135
Write-off of unamortized deferred financing costs	-	-	-	3,861
Executive transition and reduction in force severance charges	769	-	3,655	-
Contract settlement charge	-	-	1,725	-
Asset impairment and other charges	636	-	2,052	-
Non-GAAP net income	$19,453	$13,870	$20,000	$17,365

Weighted-average common shares outstanding-basic	32,482,159	31,076,588	31,977,246	24,259,395
Weighted-average common shares outstanding-diluted	32,904,143	32,977,544	33,313,328	26,911,782

Non-GAAP net income per common share-basic	$0.60	$0.45	$0.63	$0.72
Non-GAAP net income per common share-diluted	$0.59	$0.42	$0.60	$0.65